UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2019 (October 24, 2019)

GREENLAND TECHNOLOGIES HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38605	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11-F, Building #12, Sunking Plaza, Gaojiao Road Hangzhou, Zhejiang, People’s Republic of China	311122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (86) 010-53607082

Greenland Acquisition Corporation

Suite 906, Tower W1, Oriental Plaza

No. 1 East Chang’an Street, Dongcheng District

Beijing, People’s Republic of China 10006

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	GTEC	The NASDAQ Stock Market LLC

Warrants to purchase one-half of one ordinary share	GTECW	The NASDAQ Stock Market LLC

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report (the “Report”) contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere. Any and all statements contained in the Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in the Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the accuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation:

●	Market acceptance of our products and services;

●	Competition from existing products or new products that may emerge;

●	The implementation of our business model and strategic plans for our business and our products;

●	Estimates of our future revenue, expenses, capital requirements and our need for financing;

●	Our financial performance;

●	Current and future government regulations;

●	Developments relating to our competitors; and

●	Other risks and uncertainties, including those listed under the section title “Risk Factors.”

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors. We disclaim any obligation to update the forward-looking statements contained in the Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

Readers should read the Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in the Report, and other documents which we may file from time to time with the SEC.

INTRODUCTORY NOTE

On October 24, 2019 (the “Closing Date”), the registrant consummated the previously announced business combination (the “Business Combination”) following a special meeting of stockholders (the “Special Meeting”) where the stockholders of Greenland Acquisition Corporation ( “Greenland”, the “Company”, “we” or “us” ) considered and approved, among other matters, a proposal to adopt an share exchange agreement (the “Share Exchange Agreement”), dated as of July 12, 2019, entered into by and among (i) Greenland, (ii) Zhongchai Holding (Hong Kong) Limited, a Hong Kong company (“Zhongchai Holding”), (iii) Greenland Asset Management Corporation, a British Virgin Islands company with limited liability, in the capacity as the purchaser representative (the “Purchaser Representative”), and (iv) Cenntro Holding Limited, the sole member of Zhongchai Holding (the “Zhongchai Equity Holder” or the “Seller”).

Pursuant to the Share Exchange Agreement, Greenland acquired from the Seller all of the issued and outstanding equity interests of Zhongchai Holding in exchange for 7,500,000 newly issued ordinary shares, no par value of the Company, to the Seller (the “Exchange Shares”). As a result, the Seller became the controlling shareholder of the Company, and Zhongchai Holding became a directly and wholly owned subsidiary of the Company (such transaction is referred as Business Combination herein below). The Business Combination was accounted for as a reverse merger effected by a share exchange, wherein Zhongchai Holding is considered the acquirer for accounting and financial reporting purposes.

Prior to the Business Combination, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended). As a result of the Business Combination, we have ceased to be a “shell company” and continued the existing business operations of Zhongchai Holding as a publicly traded company under the name “Greenland Technologies Holding Corporation.”

As used in the Report henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms the “Registrant,” “Company,” “we,” “us” and “our” refer to the consolidated Company and its subsidiaries at and after the Closing, giving effect to the Business Combination.

Item 2.01.	Completion of Acquisition of Disposition of Assets.

THE SHARE EXCHANGE AND RELATED TRANSACTIONS

The disclosure set forth under “Introductory Note” above is incorporated in this Item 2.01 by reference. The material terms and conditions of the Share Exchange Agreement and its related agreements are described on pages 59 to 69 of the Company (formerly known as “Greenland Acquisition Corporation”)’s definitive proxy statement dated September 26, 2019 (the “Definitive Proxy Statement”) in the section entitled “Proposal 1: The Business Combination Proposal—The Share Exchange Agreement,” which is incorporated by reference herein.

DESCRIPTION OF BUSINESS

The business of the Company after the Business Combination is described in Definitive Proxy Statement in the section entitled “Information about Zhongchai Holding” beginning on page 136 and that information is incorporated herein by reference.

Specifically, subsections “Overview” begins on page 136, “Strategic Growth Opportunity in the Robotic Carrier Market” begins on page 136, “Corporate Structure and History” begins on page 138, “Products” begins on page 138, “Competitive Strengths” begins on page 139, “Business Strategies” begins on page 141, “Customers” begins on page 142, “Suppliers” begins on page 142, “Production” begins on page 143, “Inventory and Warehousing” begins on page 143, “Research and Development” begins on page 143, “Properties” begins on page 143, “Trademarks and Other Intellectual Property” begins on page 144, “Sales and Marketing” begins on page 144, “Competition” begins on page 144, “Employees” begins on page 145, “PRC Law and Regulation” begins on page 145, and “Legal Proceedings” begins on page 149.

RISK FACTORS

The risks associated with the Company’s business are described in the Definitive Proxy Statement in the section entitled “Risk Factors” beginning on page 25 and are incorporated herein by reference. Specifically, subsections “Risk Related to the Business Combination” begins on page 25, “Risks Related to Zhongchai Holding’s Business” begins on page 32, “Risks Related to Doing Business in China” begins on page 38, and “Risk Related to Greenland” begins on page 49.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The disclosure contained in the Definitive Proxy Statement with section entitled “Management’s Discussion and Analysis of Financial Condition And Results of Operations of Greenland” beginning on page 117 is incorporated herein by reference. Specifically, subsections “Results of Operations” begins on page 118, “Liquidity and Capital Resources” begins on page 118, “Off-balance Sheet Financing Arrangements” begins on page 119, “Contractual Obligations” begins on page 119, and “Critical Accounting Policies” begins on page 119.

BENEFICIAL OWNERSHIP OF SECURITIES

The disclosure contained in the Definitive Proxy Statement with section entitled “Beneficial Ownership of Securities” beginning on page 131 is incorporated herein by reference.

MANAGEMENT AFTER THE BUSINESS COMBINATION

The disclosure contained in the Definitive Proxy Statement with section entitled “Management of the Company Following the Business Combination” beginning on page 165 is incorporated herein by reference. Specifically, subsections “Officers, Directors and Key Employees” begins on page 165, “Corporate Governance Guidelines and Code of Business Conduct” begins on page 166, “Directors Independence” begins on page 166, “Board Leadership Structure” begins on page 167, “Committees of the Board of Directors” begins on page 167, “Compensation Committee Interlocks and Insider Participation” begins on page 168, and “Related Person Policy of the Company” begins on page 169.

DIRECTOR COMPENSATION

The disclosure contained in the Definitive Proxy Statement with section entitled “Director Compensation” beginning on page 164 is incorporated herein by reference.

EXECUTIVE COMPENSATION

The disclosure contained in the Definitive Proxy Statement with section entitled “Executive Compensation of Zhongchai Holding” beginning on page 164 is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The certain relationships and related party transactions of Greenland and Zhongchai Holding are described in the Definitive Proxy Statement in the section entitled “Certain Relationship and Related Party Transactions” beginning on page 133 and are incorporated herein by reference. Specifically, subsections “Greenland Related Person Transactions” begins on page 133, “Zhongchai Holding Related Person Transactions” begins on page 134, “Post-Business Combination Arrangements” begins on page 135, and “Statement of Policy Regarding Transactions with Related Persons” begins on page 135.

DESCRIPTION OF SECURITIES

The disclosure contained in the Definitive Proxy Statement with section entitled “Description of Greenland’s Securities” beginning on page 121 is incorporated herein by reference. Specifically, subsections “General” begins on page 121, “Units” begins on page 121, “Founder Shares” begins on page 123, “Preferred Shares” begins on page 123, “Rights” begins on page 124, “Redeemable Warrants” begins on page 125, “Purchase Option” begins on page 126, “Dividends” begins on page 127, “Private Placement Units” begins on page 127, “Our Transfer Agent, Rights Agent and Warrant Agent” begins on page 127, “Memorandum and Articles of Association” begins on page 127, “Changes in Authorized Shares” begins on page 128, “Pre-emption Rights” begins on page 128, “Variation of Rights of Shares” begins on page 129, and “Registration Rights” begins on page 129.

LEGAL PROCEEDINGS

From time to time, the Company may be involved in various claims and legal proceedings arising in the ordinary course of business.

Neither Zhongchai Holding nor Greenland is currently a party to any such claims or proceedings which, if decided adversely to the Company, would either, individually or in the aggregate, have a material adverse effect on the Company’s business, financial condition, results of operations or cash flows.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our Memorandum and Articles of Association (the “Memorandum and Articles of Association”), as amended, the BVI Business Companies Act, 2004, the Insolvency Act, 2003 of the British Virgin Islands, each of which as amended, and the common law of British Virgin Islands allow us to indemnify our officers and directors from certain liabilities. Our Articles provides that the Company may indemnify, hold harmless and exonerate against all direct and indirect costs, fees and expenses of any type or nature whatsoever, any person who (a) is or was a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was a director, officer, key employee, adviser of the Company or who at the request of the Company; or (b) is or was, at the request of the Company, serving as a director of, or in any other capacity is or was acting for, another company.

The Company will only indemnify the individual in question if the relevant indemnitee acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the indemnitee had no reasonable cause to believe that his conduct was unlawful. The decision of the board of directors of the Company (the “Board”) as to whether an indemnitee acted honestly and in good faith and with a view to the best interests of the Company and as to whether such indemnitee had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of our Articles, unless a question of law is involved.

The termination of any proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the relevant indemnitee did not act honestly and in good faith and with a view to the best interests of the Company or that such indemnitee had reasonable cause to believe that his conduct was unlawful.

The Company may purchase and maintain insurance, purchase or furnish similar protection or make other arrangements including, but not limited to, providing a trust fund, letter of credit, or surety bond in relation to any indemnitee or who at the request of the Company is or was serving as a director, officer or liquidator of, or in any other capacity is or was acting for, another company, against any liability asserted against the person and incurred by him in that capacity, whether or not the Company has or would have had the power to indemnify him against the liability as provided in the Memorandum and Articles of Association.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth under Item 2.01 above is incorporated in this Item 3.02 by reference. The 7,500,000 newly issued ordinary shares that were paid as consideration to the Seller upon the closing of the Business Combination were issued by the Company in reliance upon an exemption from the registration requirements of the Securities Act, pursuant to the Section 4(a) (2) of the Securities Act and Regulation S promulgated under the Securities Act. The Seller receiving the shares represented its intention to acquire the shares for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the shares. The party also had adequate access, through business or other relationships, to information about the Company and Zhongchai Holding.

Item 5.01.	Changes in Control of Registrant.

The description of the Share Exchange Agreement and its related agreements in the Definitive Proxy Statement in the section entitled “Proposal 1: The Business Combination Proposal” beginning on page 59 and “The Related Agreements” beginning on page 67 are incorporated herein by reference. The information contained in Item 2.01 to the Report is also incorporated herein by reference.

As a result of the issuance of the shares pursuant to the Business Combination and related transactions, a change in control of the Company occurred as of October 24, 2019. Except as described in the Report, no arrangements or understandings exist among present or former controlling shareholders with respect to the election of members of our Board and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Three directors of Greenland, Jiang Pu, Shan Cui, and Yu Chen resigned from the Board upon the closing of the Business Combination. The Board following the Business Combination is comprised of the following five directors: Peter Zuguang Wang, who also serves as the Chairman of the Company, Yanming Liu, Min Zhang, Everett Xiaolin Wang, and Hong Liang Lu. For a detailed description, please see the section entitled “The Director Election Proposal” beginning on Page 94 in the Definitive Proxy Statement, which is incorporated by reference herein.

Upon the closing of the Business Combination, River Chi resigned the position as the Chief Financial Officer of the Company, and Yanming Liu resigned the position as the Chief Executive Officer of the Company. The current management team consists of the following officers:

Name	Age	Position
Raymond Z. Wang	35	Chief Executive Officer and President
Jing Jin	35	Chief Financial Officer
Lei Chen	59	Chief Scientist

For a detailed description, please see the section entitled “Management of the Company Following the Business Combination” beginning on Page 165 in the Definitive Proxy Statement, which is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon the closing of the Business Combination, the amendment to the Memorandum and Articles of Association of Greenland to replace Article 23 thereof (the “Articles Amendment”) went effective. For a detailed description of the Articles Amendment, please see the section entitled “Proposal 4: The Articles Amendment Proposal” beginning on page 97 in the Definitive Proxy Statement, which is incorporated by reference herein.

Before the consummation of the Business Combination, the Company’s fiscal year ended on November 30. The Business Combination was accounted for as a reverse merger effected by a share exchange, wherein Zhongchai Holding is considered the acquirer for accounting and financial reporting purposes. As such, the Company has changed its fiscal year to December 31 to match that of Zhongchai Holding.

Item 5.06.	Change in Shell Company Status.

On October 24, 2019, as a result of the consummation of the Business Combination, which fulfilled the “initial Business Combination” requirement as set forth in the Memorandum and Articles of Association, the Company ceased to be a shell company upon the closing of the Business Combination. The material terms of the Business Combination are described in the Definitive Proxy Statement in the section entitled “Proposal 1: The Business Combination Proposal” beginning on page 59, which is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 24, 2019, the Company held the Special Meeting. At the Special Meeting, the Company’s shareholders approved the Company’s proposed Business Combination with Zhongchai Holding and related matters.

Set forth below are the final voting results for each of the proposals:

PROPOSAL 1: to consider and vote on a proposal to approve the Business Combination under the terms of the Share Exchange Agreement. Pursuant to the terms set forth in the Share Exchange Agreement, subject to the satisfaction or waiver of the conditions to the closing, Greenland will acquire all of the outstanding capital stock of Zhongchai Holding, which primarily conducts its business through its direct and indirectly owned subsidiaries, from the Zhongchai Equity Holder. In connection with the completion of the Business Combination, the Zhongchai Equity Holder will receive 7,500,000 ordinary shares of the Company as consideration for its existing equity interests of Zhongchai Holding.

For	Against	Abstain
3,886,156	537,011	100

PROPOSAL 2: to consider and vote on a proposal to approve the 2019 Equity Incentive Plan which will become effective upon the closing of the Business Combination and will be used by Greenland on a going-forward basis following such closing. For a detailed description, please see the section entitled “Proposal 2: The 2019 Equity Incentive Plan Proposal” beginning on page 88 in the Definitive Proxy Statement.

For	Against	Abstain
4,323,167	100,000	100

PROPOSAL 3: to consider and vote on a proposal to approve the election of five directors to serve staggered terms on the Board until the 2020 and 2021 annual meeting of shareholders, respectively, and until their respective successors are duly elected and qualified. For a detailed description, please see the section entitled “Proposal 3: The Director Election Proposal” beginning on page 94 in the Definitive Proxy Statement.

	For	Withhold	Broker Non-Vote
Min Zhang	4,422,856	411	425,366

Everett Xiaolin Wang	4,422,856	411	425,366

Hong Liang Lu	4,422,856	411	425,366

Peter Zuguang Wang	4,422,856	411	425,366

Yanming Liu	4,423,267	0	425,366

PROPOSAL 4: to consider and vote on a proposal to approve the following material amendments to the Memorandum and Articles of Association:

●	to reflect the change of the name of the Company to “Greenland Technologies Holding Corporation” from “Greenland Acquisition Corporation”; and

●	to make our corporate existence perpetual as opposed to our current corporate existence terminating 12 months (or up to 21 months, if we extend the period of time to consummate a business combination) following the consummation of the IPO and removing various provisions applicable only to special purpose acquisition companies.

For a detailed description, please see the section entitled “Proposal 4: The Articles Amendment Proposal” beginning on page 97 in the Definitive Proxy Statement.

For	Against	Abstain
4,311,622	537,011	0

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In accordance with Item 9.01(a), Zhongchai Holding’s audited financial statements for the year ended December 31, 2018 and 2017, and unaudited financial statements for the six months ended June 30, 2019 are attached to the Report as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b), unaudited pro forma condensed combined financial statements for the nine months ended August 31, 2019 and year ended November 30, 2018 are attached to the Report as Exhibit 99.2 hereto.

(d) Exhibits

Exhibit	Description

2.1	Share Exchange Agreement dated as of July 12, 2019 (Incorporated by reference to Exhibit 10.1 to the Registrant’s Report on Form 8-K filed by the registrant on July 12, 2019)

3.1	Amended and Restated Memorandum and Articles of Association, effective on October 24, 2019*

10.1	Employment Agreement, dated October 24, 2019 by and between the Company and Raymond Z. Wang*

10.2	Employment Agreement, dated October 24, 2019 by and between the Company and Lei Chen*

10.3	Employment Agreement, dated October 24, 2019 by and between the Company and Jing Jin*

14.1	Form of Code of Business Conduct and Ethics*

17.1	Resignation of Jiang Pu*

17.2	Resignation of Yu Chen*

17.3	Resignation of Shan Cui*

17.4	Resignation of Yanming Liu*

17.5	Resignation of River Chi*

21.1	Subsidiaries of Registrant*

99.1	Financial Statements of Zhongchai Holding (Hong Kong) Limited*

99.2	Pro Forma Financial Statements*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenland Technologies Holding Corporation

October 30, 2019	By:	/s/ Raymond Z. Wang
Raymond Z. Wang
Chief Executive Officer and President